P R O X Y    S T A T E M E N T PRIVATE





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	Z A C H A R Y   B A N C S H A R E S, I N C.















ZACHARY BANCSHARES, INC.
Post Office Box 497
4743 Main Street
Zachary, LA 70791
 225-654-2701




							March 19, 2001





Dear Shareholders:

 	 Your Board of Directors is pleased to invite you to attend the Annual Meeting of Shareholders of Zachary Bancshares, Inc. on
April 19, 2001 at 2:30 P.M. The meeting will be held in the Bank of Zachary Community Room on the second floor, at 4743 Main
Street, Zachary, LA.

  	The Notice of Meeting, Proxy Statement and The Annual Report
of the Company for 2000 are enclosed.   The business of the
meeting will be: The election of Company Directors and any other business that may properly come before the meeting.

 	 During the course of the meeting, Management will report on current activities of The Company and comment on future plans.
Thank you for your interest and consideration.


							Sincerely,





							Harry S. Morris, Jr.
							President






 IMPORTANT
PLEASE SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
 ENVELOPE TO AUTHORIZE THE VOTING OF YOUR SHARES.
ZACHARY BANCSHARES, INC.
Post Office Box 497
4743 Main Street
Zachary, LA 70791
 225-654-2701

	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


 	 NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ZACHARY BANCSHARES, INC., (herein referred to as "The Company") Zachary, Louisiana, will be held at 4743 Main Street, Zachary, LA on Thursday, April 19, 2001 at 2:30 P.M., for the following purposes:

  	To elect Directors.

  	To transact any other business that may properly come before the meeting.

  	Shareholders of record as of the close of business on March 15, 2001 will be entitled to receive notice of and to vote at this meeting. Each shareholder will be entitled to one (1) vote for each share of stock outstanding as of the record date (March 15, 2001).

 	If you do not plan to be present at the meeting and wish to have your share or shares voted by an authorized agent, please date and sign the enclosed Proxy and return it in the self addressed envelope which we have enclosed for your convenience.
The Proxy is revocable and may be revoked by you prior to its exercise in writing. If you elect to revoke your executed proxy, the revocation may be delivered to Winston E. Canning, Secretary, 4743 Main Street, (P. O. Box 497), Zachary, LA 70791-0497. Your cooperation and confidence in The Company's management is sincerely appreciated.

					BY ORDER OF THE BOARD OF DIRECTORS




		   	  Harry S. Morris, Jr.

                                President





Zachary, Louisiana
March 19, 2001

	1
ZACHARY BANCSHARES, INC.
PROXY STATEMENT

   	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zachary Bancshares, Inc. herein called "The Company", for the Annual Meeting of the Shareholders which is to be held at 4743 Main Street, Zachary, Louisiana, at 2:30 P.M. on Thursday, April 19, 2001.

	The only shares that may be voted are the outstanding shares of common stock at the close of business on March 15, 2001, the record date of the meeting. Each share is entitled to one vote.
Shares held in The Company's Treasury on that date cannot be voted.

	The Proxy which is being solicited by this statement on behalf of the Board of Directors may be revoked in writing prior to its exercise.

	The Board of Directors anticipates that these Proxy materials will be mailed to shareholders on or about March 19, 2001.

	Any shareholder proposals intended to be presented at the next annual meeting (April 18, 2002) for inclusion in The Company's Proxy Statement and form of Proxy relating to that meeting must be submitted not later than December 5, 2001. All proposals shall be in writing and addressed to the Board of Directors, Zachary Bancshares, Inc., P. O. Box 497, Zachary, Louisiana 70791-0497.

	All costs of soliciting proxies, including the costs of preparing and mailing this Proxy Statement, will be borne by The Company. It is anticipated that solicitations will be made only by mail; however, certain officers and employees of The Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph and personally.

	No Directors, nominees for election to the Board of Directors or Officers of The Company has any substantial interest in any matter to be acted upon at this meeting other than the election to office.
   	ZACHARY BANCSHARES, INC. SHALL PROVIDE TO EACH SHAREHOLDER SOLICITED HEREBY, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER,
A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB, INCLUDING
THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO ITS REGULATIONS FOR THE COMPANY'S MOST RECENT FISCAL YEAR. ZACHARY BANCSHARES, INC. SHALL PROVIDE TO ANY INTERESTED PARTY A COPY OF
THE SUBSIDIARY'S CURRENT ANNUAL DISCLOSURE STATEMENT AS REQUIRED
BY FEDERAL DEPOSIT INSURANCE CORPORATION REGULATION. THE ADDRESS
TO WHICH WRITTEN REQUESTS MAY BE DIRECTED IS AS FOLLOWS:

Zachary Bancshares, Inc.
Post Office Box 497
Zachary, LA 70791-0497





2
MATTERS TO BE CONSIDERED

   	At the Annual Meeting of The Company's shareholders, the matters to be considered will include: The election of Company
Directors and any other business that may properly come before the meeting.

   	The Management of The Company knows of no other matters (other than the election of Directors) which may come before this meeting. However, if any such matters should properly come before this meeting, it is the intention of the person named in the enclosed Proxy to vote the Proxy in accordance with his best judgment.

   	The shares represented by the Proxy hereby solicited will be voted in accordance with the specifications made on the face of the Proxy. No Proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement, or to vote at any annual meeting other than the next annual meeting (or any adjournment thereof) to be held after the date on which this Proxy Statement and enclosed Proxy are first sent or given to shareholders. The matters brought to the shareholders require a simple majority vote for approval.

	VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

   	As of December 31, 1987, 216,000 shares of Zachary Bancshares, Inc. Common Stock were authorized and issued. These shares represent the only class of stock. Each share of stock is entitled to one (1) vote. The date of record for determining voting rights at the Shareholders' Meeting is March 15, 2001. The Company does not, as of March 15, 2001, have any principal shareholder(s) (an individual or entity who owns more than 5% of the outstanding shares). Shares held in The Company's Treasury on March 15, 2001 cannot be voted.

	EXECUTIVE OFFICERS

   	Director Morris and Director Canning serve The Company and Bank as Executive Officers. Harry S. Morris, Jr. serves The Company as a Director and President and The Bank as a Director and President. Winston E. Canning serves The Company as a Director and Secretary and The Bank as a Director and Executive Vice President.
 J. Larry Bellard serves The Company as Treasurer and Bank as Vice President and Cashier.

ELECTION OF DIRECTORS

   	The Articles of Incorporation of The Company provide that the number of directors will be set by the By-Laws which currently provide for a board of not less than five (5) nor more than thirty
(30) persons. Class II Directors will be elected at this meeting to serve until 2004, or until their successors are duly elected and have qualified.

   	It is the intention of the persons named in the accompanying Proxy to vote in favor of the election of director nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors.
Management has no reason to believe that any nominee will be unavailable.


3
   	The information set forth below and on the following page as to age, principal occupation or employment and amount and nature of beneficial ownership of common stock of The Company is furnished for each nominee for election and each director whose term as a director will continue after the meeting. Unless otherwise indicated, (1) all such nominees and directors have been with the same organization in essentially the same position as listed below for the past five years, and (2) such nominees and directors own, with sole voting and investment power, the shares listed. The year listed under the heading "First Elected
Director" indicates the year in which the nominee or director was elected as a Bank of Zachary Director (which may be prior to the formation of The Company).

                                                                     	Shares
 	   Percent
                            	  Principal Occupation
  First  	  Beneficially 	of
    	  Name                 	Age            or Employment
     	  Elected	Owned as of  	Common
                                			 Director
	Dec. 31, 2000 	  Stock

   CLASS II (DIRECTOR NOMINEES: TERMS EXPIRE 2004)

	     	Russell Bankston?? ???????    72  	 Retired Judge
	1971   	  3,030   	   1.56
	             (1)

     		A. C. Mills,III,Ph.D??       57	Portable Embryonics,Inc.
	1986    	 1,959     	1.01

CLASS III (Directors whose terms expire 2002)

            Harry S. Morris, Jr.????       55	President of
                         		Bank of Zachary
1974 	   1,050      	   .54

            	Rodney  S. Johnson??      42 	 Insurance Agent
	1991   	     910       	 .47

CLASS I (Directors whose terms expire 2003)

   	Hardee M.Brian??     	   74  	Agribusiness
1982 	      840 	      .43


   	Winston E. Canning???      56   	Exec. Vice President
		1984      	 1,224     	   .63
	(1)                        	 	of Bank of Zachary

   	Howard L. Martin M.D? 74  	 Surgeon
1974     	   1,467	      .76


All directors and executive officers
10,780 	5.56
as a group, 8 persons

?  Member of Bank Audit Committee
?  Member of Bank Finance Committee
?  Member of Bank Investment Advisory Committee


	4
(1) Shares beneficially owned by Mr. Bankston include 882 owned by his wife. Mr. Canning's beneficially owned shares include 270 shares which are in his children's names..

    	During 2000, The Company's Board of Directors held a total of seven meetings. The Board of Directors of The Company has no committees. The Bank's Board of Directors met twelve times during 2000. All Directors attended seventy-five percent or more of the aggregate number of meetings of the Board of Directors of The Company, The Bank, and Committee(s) of the Board of Directors on which they served with the exception of A. C. Mills, III who attended seventy-two percent of the Finance Committee meetings.
Bank Directors were paid $400 per month board fee. Directors are allowed two paid absences annually. All Directors received a $1,200 retainer in 2000. The Board of Directors of The Bank has a Finance Committee, Audit Committee and an Investment Committee
The Finance Committee met thirty-six times during 2000 to consider loan applications presented by The Bank's lending officers. Non-employee Finance Committee members receive $2,400 annually.
The Audit Committee met four times during 2000. Maximum compensation per Audit Committee member was $400 in 2000. The Investment Committee's responsibility is to provide guidance in securities transactions. No compensation is provided for members of this Committee. The various Committee memberships are indicated in the preceding table.

STOCK OPTION - INCENTIVE PLANS

   	The company has no outstanding options, warrants or rights granted to any individual or entity.

	TRANSACTIONS WITH MANAGEMENT

   	The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, in the opinion of The
Bank, not involving more than the normal risk of collectibility or presenting other unfavorable features.

















	5
	EXECUTIVE COMPENSATION


   	The following table discloses the compensation paid during the last three fiscal years to the Company's Executive Officers.

Summary Compensation Table

	Annual Compensation

    Name & Principal       	Year    	 Salary1   	  Bonus1
 Other2   	   All3
         Position                                           	 Annual
Other
                                                          	 Comp.
Comp.

Harry S. Morris, Jr.   	2000   	 $104,130  	  $14,617  	  $12,087
$8,060
President             	 1999 	    98,818   	 13,786   	 11,060
5,660
                          	1998   	   94,078    	18,833
11,590   	 4,798


            Winston E. Canning 	    2000  	  $ 93,999 	  $13,277
$10,985  	  $6,186
            Exec. Vice President 	  1999   	   89,798 	   12,522
10,167	     5,286
                         	  1998   	  85,417  	  17,107   	 10,807
6,036

1Salary & Bonus -

Mr. Morris' 2000 salary included $9,338 deferred compensation under Internal Revenue Code, Section 401(K), $5,159 automobile benefit and $1,527 disability insurance premium.

Mr. Canning's 2000 salary included $8,482 deferred compensation under Internal Revenue Code, Section 401(K), $1,591 automobile benefit, $915 Country Club benefit, and $1,711 disability insurance premium.

2Other Annual Compensation - Includes the following Bank Contributions to:

                                          	 2000        	  1999
1998
   	Mr. Morris'
401(K) Savings Plan                  	$3,988    	  $3,712       	$3,760
Employee Money Purchase Plan       	  $3,988     	  $3,712     	  $3,760
Employee Profit Sharing Plan    	     $4,111     	  $3,636     	  $4,070


	                                 2000       	  1999     	    1998
Mr. Canning's
401(K) Savings Plan                 	 $3,639    	  $3,425   	    $3,517
Employee Money Purchase Plan       	  $3,639   	   $3,425 	      $3,517
Employee Profit Sharing Plan       	  $3,707    	   $3,317     	  $3,773




6
3All Other Compensation - Includes the following:

                                      	 2000       	  1999     	    1998
Mr. Morris'
Director Compensation            	        $6,000   	    $5,100
$4,600
Term Life Insurance                  	   186          	186      	    198
Accrued Leave Plan                	   1,874         	 374    	      -


Mr. Canning's
Director Compensation              	  $6,000       	$5,100  	    $4,600
Term Life Insurance                	         186	      186	         198
Accrued Leave Plan                     	   -    	     -
1,238

FINANCIAL STATEMENTS

   	The consolidated financial statements, management's discussion and analysis of financial condition and results of operations included in The Company's Annual Report to shareholders for the year ended December 31, 2000 are incorporated herein by reference. A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record for the Annual Meeting.

REPORT OF THE AUDIT COMMITTEE

	In fulfillment of the SEC's newly adopted requirements for disclosure in proxy materials relating to the functioning of audit committees, The Company's Audit Committee has prepared the following report for inclusion in this Proxy statement.

	The Audit Committee's general role is to assist the Board of Directors in fulfilling its responsibility of reviewing the Company's financial reporting process. A charter that specifies, among other things, the scope of its responsibilities and how those responsibilities are performed, governs the Audit Committee.
 A copy of the charter is included in this Proxy statement as Appendix A. The Audit Committee members are "independent" as defined by its charter.

	In the performance of its obligations, the Audit Committee has reviewed and discussed the audited financial statements with management and its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee received from the auditors, disclosures regarding the auditors' independence required by Independence Standard No. 1, "Independence Discussions with Audit
Committees," and discussed with the auditors the auditors' independence.

	Based on the above-mentioned review and discussions, the Audit Committee recommended to The Company's Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the SEC.

	This report is included herein at the direction of the members of the Audit Committee, Directors Bankston (Chairman),
Johnson (Vice Chairman), Brian, and Martin.



	7
	ACCOUNTING SERVICES


  	The independent public accounting firm retained by the Board of Directors is Hannis T. Bourgeois, LLP, (HTB) Certified Public
Accountants. HTB has served as The Company and The Bank's principal accounting firm since 1976. It is expected that a representative of HTB will be present at the Shareholders'
Meeting.

   	HTB performed audit services in 2000 including financial statement examinations, consultations relevant to regulatory filings, and preparation of various Federal Tax filings. The accounting firm also performed professional services in 2000 as deemed necessary by the Audit Committee or Management. It is expected that HTB will be retained as accountants for The Company for the year 2001 forming primarily the same services rendered in 2000.

	The aggregate amount of fees billed by HTB for its audit of our annual financial statements during 2000 and for its reviews of our unaudited interim financial statements included in reports filed under the Exchange Act during the year was $41,575. Fees billed by HTB for all other services rendered during 2000 totaled $19,600. These services included tax return preparation, the annual audit of The Bank's Profit Sharing Plan, and other consultations and agreed upon procedures as deemed necessary by the Audit Committee or Management.


























 	8
Appendix A:

ZACHARY BANCSHARES, INC. AND SUBSIDIARY
AUDIT COMMITTEE CHARTER

The Board of Directors of Zachary Bancshares, Inc. and Subsidiary
(The "Company") has constituted and established an Audit
Committee (the "Audit Committee") with authority, responsibility and specific duties as described in this Audit
Committee Charter.

Composition and Meetings

The Audit Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Audit Committee members, would interfere with the exercise of independent judgment as an Audit Committee member. However, one director who is not independent can be appointed if the Board of Directors determines that the appointment is in the best interest of the Company and its shareholders. Each Audit Committee member must also be able to read and understand fundamental financial statements or become able to do so within a reasonable time after being appointed to the Audit Committee. At least one Audit Committee member shall have experience in finance or accounting, or any other comparable experience or background.

The Audit Committee shall meet at least four times annually, and at least once with management, the internal auditor and the independent auditors to discuss any matters that the committee or any of these groups believe should be discussed. The Audit Committee, or the Chairman of the Committee, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

Primary Functions

?	Monitor the integrity of The Company's financial reporting
process and systems of internal controls regarding finance, accounting and compliance.

?	Monitor the independence and performance of The Company's
independent auditors and internal auditing department.

?	Provide a channel of communication among the independent
auditors, management, the internal auditor and the Board of Directors.

	Review Procedures

?	Review the Audit Committee Charter at least annually, submit the Charter to the Board of Directors for approval and have the Charter attached to The Company's annual proxy statement at least once every three years in accordance with SEC regulations.

?	Review The Company's annual audited financial statements.
Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

	1
?	In consultation with management, the independent auditors and the internal auditor, consider the integrity of The Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps that management has taken to monitor, control and report such exposures.

?	Discuss any significant changes to The Company's accounting
principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (Communication with Audit Committees) and SAS 90 (Audit Committee
Communications). The Chairman of the Audit Committee may act on behalf of the Audit Committee for purposes of this review.

	Relationship to Independent Auditors

?	Review the independence and performance of the auditors and
annually recommend to the Board of Directors the appointment of the independent auditors.

?	Review and discuss with the independent auditors, on an annual basis, all significant relationships that the independent auditors have with The Company that could impair the auditors' independence. The Audit Committee shall do so in accordance with Independence Standards Board Standard No. 1 and any successor statements or amendments.

?	To assure its sufficiency, review the independent auditors
audit plan and discuss its scope, staffing, and internal audit and general audit approach.

?	Review with the treasurer of The Company and the independent auditor the Company's quarterly financial statements.

?	Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including underlying estimates used in the preparation of The Company's financial statements.

?	Discuss with the independent auditors the clarity of the
financial disclosure practices used by The Company.

?	Inquire as to the independent auditors' views about whether
management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices.

	 Internal Audit and Comp1iance

?	Review the internal audit plan and qualifications of the
internal auditor.

?	Review the significant reports prepared by the internal
auditor together with management's response and follow-up to these reports.

		2
?	Review reports of the Compliance Officer or Compliance
consultants engaged to supplement internal bank efforts. This review would cover the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions.

	Annual Audit Committee Report to Shareholders

?	The Audit Committee shall prepare an Annual Audit Committee
Report for the inclusion in The Company's proxy statement and will include the following:

?	The Audit Committee has reviewed and discussed the audited
financial statements with management;

?	The Audit Committee has discussed with the independent
auditors the matters required to be discussed by SAS 61
(Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented;

?	The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence
Standards Board Standard No. 1, Independent Discussions with
Audit Committees), as may be modified or supplemented and has discussed with the independent auditors the independent auditors' independence;

?	Based on the review and discussions of the preceding items,
the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Company's
Annual Report on Form 10-KSB; and

?	The name of each member of the Audit Committee shall be set
out at the end of the Annual Audit Committee Report.

	Other Responsibilities

?	Perform any other activities consistent with this Charter, The
Company's Articles of Incorporation and Bylaws, and as the Board of Directors deems necessary.

?	Maintain minutes of its meetings and periodically report to
the Board of Directors of The Company on significant results of the Audit Committee's activities.


Adopted by the Audit Committee
as of December 21, 2000

Approved by the Board of
Directors
as of December 21, 2000


	3










_________________________________________________________________
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	P L E A S E   S I G N


	A N D   R E T U R N


	Y O U R   P R O X Y


	I M M E D I A T E L Y


IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE



_________________________________________________________________
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